As filed with the  Securities  and Exchange  Commission on December __,
1996.

                                Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE

                             SECURITIES ACT OF 1933

                              --------------------
                              SHAW INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

              Georgia                                             58-1032521
  (State or other jurisdiction of                             (I.R.S. Employer
   incorporation or organization                             Identification No.)

                                P.O. Drawer 2128

                             616 East Walnut Avenue

                              Dalton, Georgia 30722

                    (Address of principal executive offices)

                  SHAW INDUSTRIES, INC. RETIREMENT SAVINGS PLAN

                            (Full title of the Plan)

                            BENNIE M. LAUGHTER, Esq.

                  Vice President, Secretary and General Counsel

                              Shaw Industries, Inc.

                             616 East Walnut Avenue

                              Dalton, Georgia 30722

                     (Name and address of agent for service)

                                      (706) 278-3812
                          (Telephone number, including Area Code,

                              of Agent for Service)

                              --------------------
                          Copies of Communications to:

                            GABRIEL DUMITRESCU, Esq.

                       Powell, Goldstein, Frazer & Murphy

                                 Sixteenth Floor

                           191 Peachtree Street, N.E.

                             Atlanta, Georgia 30303
                                 (404) 572-6600

                              --------------------

                         CALCULATION OF REGISTRATION FEE


---------------------------------------------------------------------------------------
  Title of each class of      Amount        Proposed    Proposed maximum  Amount of
        securities             to be         maximum       aggregate     registration
          to be             registered   offering price     offering        fee(1)
        registered                             per          price(1)
                                            share(1)
---------------------------------------------------------------------------------------
Common Stock, no par value   3,000,000      $11.8125      $35,437,500      $10,739
                              shares
---------------------------------------------------------------------------------------
Rights to purchase shares
of Series A                  3,000,000
Participating Preferred        rights
Stock(2)

---------------------------------------------------------------------------------------

(1) ....... Pursuant  to  Rule   457(c),   the  proposed   offering   price  and
            registration fee are based upon the average of the high and low prices of the Common Stock on December 2, 1996 as reported by the New York Stock Exchange.

(2) ....... The Rights,  which are  attached to the shares of Common Stock being registered, will be issued for no additional consideration; no additional registration fee is required. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement covers an indeterminate number of interests to be offered or sold pursuant to the employee benefit plan described herein.

                              --------------------
    The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

------------------------------------------------------------------------------
                                     I-1

------------------------------------------------------------------------------
                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

   The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

------------------------------------------------------------------------------
                                     II-1

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                                    PART II

Item 3.  Incorporation of Certain Documents by Reference.

   The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

                  (1)  Annual   Report  on   Form 10-K   for  the  year  ended
             December 30, 1995 (Commission File No. 1-6853);

                  (2) Quarterly Reports on Form 10-Q for the quarters ended March 30, 1996, June 29, 1996 and September 28, 1996 (Commission File No. 1-6853);

                  (3) The description of the Company's  Common Stock  (including the Rights to purchase Series A Participating Preferred Stock) contained in the Company's Registration Statements filed pursuant to Section 12 of the Exchange Act on Form 8-A, as amended (Commission File No. 1-6853).

   All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date upon which this offering is terminated shall be deemed to be incorporated by reference herein and to be part hereof from the date any such document is filed.

Item 5.  Interests of Named Experts and Counsel.

   Powell, Goldstein, Frazer & Murphy, Atlanta, Georgia, has rendered an opinion regarding the legality of the shares of Common Stock registered hereby. Robert
R. Harlin, a partner of that firm, is also a member of the Registrant's Board of Directors.

Item 6.  Indemnification of Directors and Officers.

   Section 14-2-850 et seq. of the Georgia Business Corporation Code and Article VIII of the Amended and Restated Articles of Incorporation of the Registrant set forth the extent to which the Registrant's directors and officers may be indemnified by the Registrant against liability that they may incur while serving in such capacity. These provisions generally provide that the directors and officers of the Registrant will be indemnified by the Registrant against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative
(other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director or officer of the Registrant or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Registrant if such director or officer acted in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Under these provisions, the Registrant may provide advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay such advances unless it is ultimately determined that he is entitled to indemnification by the Registrant.

   The Registrant maintains an insurance policy insuring the Registrant and its directors and officers against certain liabilities, including liabilities under the Securities Act of 1933.

   The Plan provides that to the extent permissible by law, no fiduciary under the Plan shall be liable for any loss resulting from a participant's exercise of, or failure to exercise, an investment election. The Company must indemnify the Plan Administrator and the Investment Committee against losses and expenses arising out of the performance of their duties, except for those resulting from their willful neglect or willful misconduct.

Item 8.  Exhibits.

   The following exhibits are filed herewith or incorporated by reference herein:

                                   II-2
------------------------------------------------------------------------------
        Exhibit
        Number                               Description
------------------------------------------------------------------------------



     3(a) Amended and Restated Articles of Incorporation. [Incorporated herein by reference to Exhibit 3(a) to Registrant's Registration Statement on Form S-3 filed with the Commission on December 28, 1993 (File No. 33-51719).]
     3(b) By-laws. [Incorporated herein by reference to Exhibit 3(b) to Registrant's Registration Statement on Form S-3 filed with the Commission on December 28, 1993 (File No. 33-51719).]

     4(a) Specimen form of Common Stock Certificate. [Incorporated herein by reference to Exhibit 2 to Registrant's Registration Statement on Form 8-A filed with the Commission on May 12, 1989 (File No. 1-6853).]

     4(b) Amended and Restated Articles of Incorporation, filed as Exhibit 3(a), and By-laws of Registrant, filed as Exhibit 3(b), are incorporated herein by reference.
     4(c) Rights Agreement dated as of April 10, 1989 between Registrant and Citizens and Southern Trust Company (Georgia), N.A., as Rights Agent. [Incorporated herein by reference to Exhibit 1 to Registrant's Current Report on Form 8-K filed with the Commission on May 5, 1989 (File No. 1-6853).]

     8 The Registrant will submit the Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.
     23 Consent of Arthur Andersen LLP (see page immediately preceding signature page to this Registration Statement).
     24 Power of Attorney (see signature page to this Registration Statement).

                                        II-3
------------------------------------------------------------------------------


------------------------------------------------------------------------------


Item 9.  Undertakings.

   The undersigned Registrant hereby undertakes:

   1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

             Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

   2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction to the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 19, 1996 included and incorporated by reference in Shaw Industries, Inc.'s Annual Report on Form 10-K for the year ended December 30, 1995 and to all references to our Firm included in this Registration Statement.

                               ARTHUR ANDERSEN LLP

Atlanta, Georgia
December 3, 1996

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dalton, State of Georgia, on December 5, 1996.

                                 SHAW INDUSTRIES, INC.

                                 By:

                                          /s/ Bennie M. Laughter
                                          Vice President and General Counsel

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints WILLIAM C. LUSK, JR. and BENNIE M. LAUGHTER, and each of them as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

-------------------------------------------------------------------------------
                                          II-1

-------------------------------------------------------------------------------


---------------------------        ----------------------------     ----------
             Signature                      Title                     Date

---------------------------        ----------------------------     ----------




                                          II-1

 /s/ Robert E. Shaw               Chairman of the
                                   Board and Chief
                                   Executive Officer
                                 (Principal Executive
                                    Officer)                     December 5,
                                                                  1996



 /s/ J.C. Shaw                   Chairman Emeritus
                                   and Director                  December 4,
                                                                  1996



 /s/ W. Norris Little           President, Chief
                              Operating Officer and
                                   Director                        December 4,
                                                                  1996



/s/ William C. Lusk, Jr.             Senior Vice
                                   President, Treasurer
                                   and Director
                                   (Principal Financial
                                   and Accounting
                                   Officer)                       December 4,
                                                                  1996



 /s/ Kenneth G. Jackson           Vice President and
                                   Chief Financial
                                   Officer                         December 4,
                                                                  1996



/s/ Thomas G. Cousins             Director                          December 5,
                                                                  1996



    S. Tucker Grigg               Director                        December __,
                                                                  1996



/s/ Robert R. Harlin              Director                        December 4,
                                                                  1996



    Clifford M. Kirtland, Jr.     Director                         December __,
                                                                  1996

/s/ J. Hicks Lanier              Director                           December 5,
                                                                  1996



/s/ R. Julian McCamy             Director                           December 4,
                                                                  1996

-------------------------------------------------------------------------------
                                          II-1

-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Plan Administrator of the Shaw Industries, Inc. Retirement Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dalton, Georgia on the 5th day of December, 1996.

                                                SHAW INDUSTRIES, INC.
                                                RETIREMENT SAVINGS PLAN

                                                By:  Shaw Industries, Inc.
                                                     Plan Administrator

                                       By:

                                             /s/ Bennie M. Laughter
                                             Vice President and General Counsel

21324321.W51

------------------------------------------------------------------------------
                                     II-1

------------------------------------------------------------------------------
                                 EXHIBIT INDEX

   Exhibit
   Number

                                   Description



     3(a) ....  Amended    and    Restated    Articles   of
                Incorporation.   [Incorporated   herein   by
                reference  to Exhibit  3(a) to  Registrant's
                Registration  Statement  on  Form S-3  filed
                with the  Commission  on  December 28,  1993
                (File No. 33-51719).]



    3(b) .....  By-laws.     [Incorporated     herein    by
                reference  to Exhibit  3(b) to  Registrant's
                Registration  Statement  on  Form S-3  filed
                with the  Commission  on  December 28,  1993
                (File No. 33-51719).]



    4(a) .....  Specimen     form    of    Common     Stock
                Certificate.    [Incorporated    herein   by
                reference  to  Exhibit  2  to   Registrant's
                Registration Statement on Form 8-A filed with the Commission on May 12, 1989 (File
                No. 1-6853).]



    4(b) .....  Amended  and  Restated  Articles  of  Incorporation,  filed  as
                Exhibit 3(a), and By-laws of Registrant, filed as Exhibit 3(b), are incorporated herein by reference.



    4(c) .....  Rights Agreement dated as of April 10, 1989 between  Registrant and Citizens and Southern Trust Company (Georgia), N.A., as Rights Agent. [Incorporated herein by reference to Exhibit 1 to Registrant's Current Report on Form 8-K filed with the Commission on May 5, 1989 (File No.
                1-6853).]



    8 ........  The Registrant  will submit the Plan and any amendment  thereto to the Internal Revenue Service (the "IRS") in a timely manner and will make all changes required by the IRS in order to qualify the Plan.



    23 .......  Consent of Arthur Andersen LLP (see page immediately  preceding signature page to this Registration Statement).



    24 .......  Power of  Attorney  (see  signature  page to this  Registration
                Statement).